                        DAIMLERCHRYSLER RIGHTS AGREEMENT


     This Rights Agreement ("Agreement") is entered into as of May 1, 2000 between The Cobalt Group, Inc., a Washington corporation ("Cobalt"), and DaimlerChrysler Corporation, a Delaware corporation ("DaimlerChrysler").

                                    RECITALS

     1. Cobalt has issued to DaimlerChrysler Cobalt common stock and warrants ("Warrants") to purchase shares of Cobalt common stock, $0.01 par value (collectively the "Common Stock") pursuant to the Services Agreement between Cobalt and DaimlerChrysler, dated as of May 1, 2000 (the "Services Agreement").

     2. Cobalt and DaimlerChrysler wish to reflect certain cooperative aspects of the relationship between Cobalt and DaimlerChrysler as it relates to DaimlerChrysler's ownership of Cobalt capital stock.

                                    AGREEMENT

1.   Special Definitions.

     (1) "Register," "registration," and "registered" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the declaration or ordering of effectiveness of such registration statement by the U.S. Securities and Exchange Commission (the "SEC").

     (2) "Registrable Shares" means the shares of Common Stock issued concurrently with the execution of the Services Agreement (the "Agreement Shares") and the shares of Common Stock issued or issuable upon exercise of the Warrants (the "Warrant Shares"), so long as such Agreement Shares and Warrant Shares are Registrable Securities.

     (3) "Registrable Securities" means (i) the Agreement Shares, commencing on the first anniversary of this Agreement and for a period of three years thereafter, and (ii) the Warrant Shares upon original issuance thereof, and for a period of three years thereafter.

2.   Resale Registration.

     Cobalt shall use its best efforts to qualify for registration on Form S-3 or any comparable or successor form or forms (a "Short Form Registration Statement"). If a Short Form Registration Statement is available for use by Cobalt, DaimlerChrysler may make a written request (a "Resale Registration Request") that Cobalt register under the Securities Act the Registrable Shares that are the subject of the Resale Registration Request on such form (a "Resale Demand Registration"). Promptly after receipt of such Resale Registration Request, which shall specify the number of Registrable Shares to be registered and the intended method of disposition thereof, Cobalt shall as expeditiously as possible prepare and file a Short Form Registration Statement with respect to such Registrable Shares. Cobalt agrees to use its best efforts to cause such Resale Demand Registration to become effective as expeditiously as reasonably possible and thereafter to keep it continuously effective for a period of 90 days from the date on which the SEC declares the Resale Demand Registration effective or such shorter period as will terminate when all the Registrable Shares covered by the Resale Demand Registration have been sold. Cobalt shall be obligated to effect no more than one Resale Demand Registration for DaimlerChrysler in any twelve month period.

3.   Obligations of Cobalt.

     When required by this Agreement to register Registrable Shares, Cobalt shall, as promptly as reasonably possible:

     (1) Prepare and file with the SEC a registration statement covering such Registrable Shares and use its best efforts to cause such registration statement to become effective, and keep such registration statement continuously effective for up to 90 days or such shorter period as will terminate when all the Registrable Shares covered by the registration statement have been sold.

     (2) Prepare and file with the SEC any amendments and supplements to the registration statement and the prospectus used in connection therewith that are needed to comply with the Securities Act with respect to the sale of all Registrable Shares covered by such registration statement.

     (3) Give DaimlerChrysler the number of copies of preliminary and final prospectuses, in conformity with the requirements of the Securities Act, and other documents that it reasonably requests to facilitate the sale of the Registrable Shares.

     (4) Use its best efforts to register and qualify the Registrable Shares covered by such registration statement under securities or Blue Sky laws of such jurisdictions as required by applicable law and as DaimlerChrysler may request, PROVIDED that Cobalt shall not be required in connection therewith to qualify to do business or to file a general consent to service of process in any such jurisdictions.

     (5) Notify DaimlerChrysler, at any time when a prospectus relating to Registrable Shares thereto is required to be delivered under the Securities Act, of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

4.   DaimlerChrysler Information.

     Cobalt is obligated to take actions to register Registrable Shares under this Agreement only if DaimlerChrysler has requested registration and given Cobalt on a timely basis all information regarding DaimlerChrysler, its Registrable Shares, and its intended method of disposition of such securities as shall be reasonably required to effect the registration of DaimlerChrysler's Registrable Shares.

5.   Expenses of Registration.

     Cobalt shall pay all expenses other than underwriting discounts, commissions and fees and disbursements of legal counsel for DaimlerChrysler relating to Registrable Shares incurred in connection with registrations, filings or qualifications pursuant to this Agreement, including (without limitation) all registration, filing and qualification fees, printing and accounting fees, and fees and disbursements of counsel for Cobalt.

6.   Indemnification.

     If any Registrable Shares are included in a registration statement under this Agreement:

     (1) To the extent permitted by law, Cobalt will indemnify and hold harmless DaimlerChrysler and each person, if any, who controls DaimlerChrysler within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, claims, damages or liabilities to which it or they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based on any of the following statements, omissions, or violations (each a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary or final prospectus contained therein or any amendments or supplements thereto, (ii) any omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by Cobalt of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; PROVIDED, HOWEVER, that this indemnity shall not inure to the benefit of DaimlerChrysler, or any controlling person thereof with respect to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Cobalt, nor with respect to any loss, claim, damage, liability or action that arises out of or is based on a Violation that occurs in reliance on written information given to Cobalt expressly for use in connection with such registration by DaimlerChrysler, or any controlling person thereof.

     (2) To the extent permitted by law, DaimlerChrysler will indemnify and hold harmless Cobalt, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls Cobalt within the meaning of the Securities Act (a "Cobalt Indemnitee"), against any losses, claims, damages or liabilities to which such Cobalt Indemnitee may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based on any Violation that occurs in reliance on written information given by DaimlerChrysler or its agents expressly for use in connection with such registration; PROVIDED, HOWEVER, that (i) this indemnity shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of

DaimlerChrysler and (ii) the obligations of DaimlerChrysler shall be limited to an amount equal to the gross proceeds to DaimlerChrysler.

     (3) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action (including any governmental action), the indemnified party will give the indemnifying party written notice thereof. The indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof. An indemnified party shall have the right to retain its own counsel, reasonably satisfactory to the indemnifying party, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party would be inappropriate due to actual or potential conflicting interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to give written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 6, but the failure to give such notice shall not relieve it of any liability that it may otherwise have to any indemnified party.

     (4) If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

     (5) The obligations of the parties under this Section 6 shall survive the completion of any offering of Registrable Shares.

7.   Rule 144.

     With a view to making available the benefits of certain rules and regulations of the SEC that may permit the sale of the Common Stock to the public without registration or pursuant to a Short Form Registration Statement, Cobalt agrees to use its best efforts to:

     (1) Make and keep public information regarding Cobalt available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after the date that Cobalt becomes subject to the reporting requirements of the Exchange Act; and

     (2) File with the SEC in a timely manner all reports and other documents required of Cobalt under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements.

8.   Government Approvals.

     Cobalt agrees to assist and cooperate with DaimlerChrysler in preparing and filing any governmental or regulatory applications or filings necessary or required to be made in connection with the issuance to DaimlerChrysler of the Warrants and/or shares of Cobalt common stock in connection with the Services Agreement in order to give effect to the transactions contemplated by Cobalt and DaimlerChrysler in the Services Agreement and this Agreement.

9.   Governing Law.

     This Agreement shall be governed by and construed in accordance with the laws of the State of Washington.

10.  Successors and Assigns.

     Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, permitted assigns, heirs, executors and administrators of the parties hereto.

11.  Entire Agreement; Amendment and Waiver.

     This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof. This Agreement may not be amended, waived, discharged or terminated, except by a written instrument signed by Cobalt and DaimlerChrysler.

12.  Notices.

     All notices and other communications required or permitted hereunder shall be in writing and shall be delivered personally or by registered mail or overnight courier service to the party concerned addressed as follows:

     If to Cobalt, to:

     The Cobalt Group, Inc.
     2200 First Avenue S.
     Seattle, WA  98134
     Attention:  Legal Department
     Facsimile No.:  (206) 269-6350

     If to DaimlerChrysler, to:

         -------------------------

         -------------------------

         -------------------------

         -------------------------


or to any other address as may from time to time be notified in writing by any party to the other parties hereto. Any notice or other communication shall be deemed to have been given on the day delivered, if delivered by hand; one business day following the day deposited with an overnight courier service; or within four business days of mailing.

13.  Delays or Omissions; Waivers and Amendments.

     No delay or omission to exercise any right, power or remedy accruing to a party to this Agreement upon any breach or default by the other party to this Agreement shall impair any such right, power or remedy of the non-breaching or non-defaulting party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character under this Agreement, or any amendment or modification of any provisions or conditions of this Agreement, must be made in writing and shall be effective only to the extent specifically set forth in such writing and signed by the parties to be bound thereby.

14.  Separability.

     In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

15.  Counterparts.

     This Agreement may be executed in counterparts, each of which shall be an original, but each of which together shall constitute one instrument.


DAIMLERCHRYSLER:                        COBALT:

DaimlerChrysler Corporation             The Cobalt Group, Inc.


By /s/ Gary Dilts                       By /s/ John W.P. Holt
  --------------------------------        --------------------------------
  Its V.P. E-Commerce                     John W.P. Holt
     -----------------------------        President and Chief Executive Officer